UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 22, 2011
HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest
PO Box 6057
Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (507) 535-1200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 22, 2011, the Board of Directors of HMN Financial, Inc. (the “Company”) amended Section 1 of Article II of its by-laws to provide that a director, in order to qualify as a director of the Company, must have received (or been deemed to receive) any approval, waiver, consent or non-objection of or to such director’s election to the Board of Directors required by the applicable banking regulator of the Company. This qualification requirement may be waived by the Board of Directors in its sole discretion.
     The foregoing description of the amendment to the Company’s by-laws does not purport to be complete and is qualified in its entirety by reference to the Company’s by-laws, as so amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
3.1	HMN Financial, Inc. By-Laws (As of March 22, 2011)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)
Date: March 25, 2011	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description
Exhibit 3.1	HMN Financial, Inc. By-Laws (As of March 22, 2011)